Summary prospectus

Delaware Tax-Free California II Fund

Nasdaq ticker symbols
Class A	FICAX
Institutional Class	FICJX
Class R6	FICLX

April 29, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated April 29, 2020 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Tax-Free California II Fund

What is the Fund’s investment objective?

Delaware Tax-Free California II Fund seeks a high level of interest income that is exempt from both federal and state income tax for individual residents of the state of California.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	4.50%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		Inst.		R6
Management fees	0.55%		0.55%		0.55%
Distribution and service (12b-1) fees	0.25%		none		none
Other expenses	0.41%		0.41%		0.39%	[1]
Total annual fund operating expenses	1.21%		0.96%		0.94%
Fee waivers and expense reimbursements	(0.29%)	[2]	(0.32%)	[2]	(0.29%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	0.92%		0.64%		0.65%

[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.92%, 0.64% and 0.65% of the Fund's average daily net assets for Class A shares, Institutional Class shares and Class R6 shares, respectively, of the Fund’s average daily net assets Oct. 4, 2019 through Oct. 31, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 2-year contractual period and the total operating expenses without waivers for years 3 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$540	$65	$66
3 years	$761	$240	$240
5 years	$1,030	$467	$462
10 years	$1,799	$1,118	$1,100

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax, including the federal alternative minimum tax, and from California state personal income taxes. This is a fundamental investment policy that may not be changed without prior shareholder approval (80% policy). However, the Fund typically attempts to invest all of its assets in securities that pay interest that is exempt from federal income tax and state income tax for individual residents of such state, but may invest up to 20% of its net assets in securities that pay interest that is subject to the federal alternative minimum tax. Such securities include obligations issued by municipalities and other authorities in California and US possessions and territories. In certain cases, dividends paid by the Fund may also be exempt from local personal income taxes.

The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Manager to be, investment grade at the time of purchase. The Fund may invest in securities insured against default by independent insurance companies and revenue bonds. The Fund may also invest in variable and floating rate securities, as well as interest rate swaps, futures and options on futures to hedge against interest rate changes and inverse floaters to produce income.

To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). High yield bonds include those that are rated below

Summary prospectus
Delaware Tax-Free California II Fund

Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s and unrated bonds that are determined by the Manager to be of equivalent quality. When making investment decisions, the Manager focuses on bonds that it believes can generate attractive and consistent income.

In selecting investments for the Fund, the Manager considers various factors, including: a security’s maturity, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Manager may sell a security for various reasons, including to replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash. The Manager generally considers any capital gains or losses that may be incurred upon the sale of an investment. In addition, the Manager considers the duration of the Fund’s portfolio when deciding whether to buy or sell a security.

The Fund will generally have a dollar-weighted average effective maturity of between 5 and 30 years.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance. For example, a tax-exempt security may be reclassified by the Internal Revenue Service or a state tax authority as taxable, and/or future legislative, administrative, or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Call risk — The risk that a bond issuer will prepay the bond during periods of low interest rates, forcing a fund to reinvest that money at interest rates that might be lower than rates on the called bond.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Geographic concentration risk — The risk that heightened sensitivity to regional, state, US territories or possessions (such as the Commonwealth of Puerto Rico, Guam, or the US Virgin Islands), and local political and economic conditions could adversely affect the holdings in and performance of a fund. There is also the risk that there could be an inadequate supply of municipal bonds in a particular state or US territory or possession.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as transportation) will decline because of changing expectations for the performance of that industry or sector.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Alternative minimum tax risk — If a fund invests in bonds whose income is subject to the alternative minimum tax, that portion of the fund’s distributions would be taxable for shareholders who are subject to this tax.

LIBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Summary prospectus
Delaware Tax-Free California II Fund

How has Delaware Tax-Free California II Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors California Tax Exempt Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on Oct. 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to Oct. 4, 2019 reflect the performance and expenses of the Predecessor Fund. The Predecessor Fund was reorganized into the Fund after the close of business on Oct. 4, 2019. The returns shown for periods after Oct. 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 4.06% for the quarter ended Sept. 30, 2011, and its lowest quarterly return was -5.31% for the quarter ended Dec. 31, 2010. The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	3.22%	2.12%	3.68%
Class A return after taxes on distributions	3.22%	2.12%	3.68%
Class A return after taxes on distributions and sale of Fund shares	2.99%	2.34%	3.63%
Institutional Class return before taxes (lifetime: 5/1/13‑12/31/19)	7.73%	3.27%	3.25%
Class R6 return before taxes (lifetime: 5/1/13‑12/31/19)	7.73%	3.20%	3.25%
Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)*	7.54%	3.53%	4.34%
ICE BofA US Municipal Securities Index (reflects no deduction for fees, expenses or taxes)*	7.74%	3.60%	4.49%

* The Fund changed its broad-based securities index to the Bloomberg Barclays Municipal Bond Index as of Oct. 4, 2019. The Fund elected to use the new index because it more closely reflected the Fund's investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Gregory A. Gizzi	Managing Director, Head of Municipal Bonds, Senior Portfolio Manager	October 2019
Stephen J. Czepiel	Managing Director, Head of Municipal Bonds Portfolio Management, Senior Portfolio Manager	October 2019
Jake van Roden	Senior Vice President, Head of Municipal Trading, Portfolio Manager	October 2019

Summary prospectus
Delaware Tax-Free California II Fund

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com/individual-investors/account-information/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds® by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund's distributions primarily are exempt from regular federal income tax and California personal income tax for residents of CA. A portion of these distributions, however, may be subject to the federal alternative minimum tax for noncorporate shareholders and state and local taxes. The Fund also may make distributions that are taxable to you as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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